Related Party Transactions	12 Months Ended
Dec. 31, 2017
Disclosure of transactions between related parties [abstract]
Disclosure of related party [text block]
24.	Related Party Transactions

The Corporation’s related parties include its subsidiaries and key management personnel. Key management personnel compensation for the years ended December 31, 2017 and 2016 was as follows:

(a)	Key Management Personnel Compensation

	2017	2016

Salaries and other short-term benefits	$2,246	$1,765
Share-based compensation	2,072	1,079
	$4,318	$2,844

Key management includes the Corporation’s Board of Directors and members of senior management.

Other Related Party Transactions:

During the year ended December 31, 2017, the Corporation incurred $125,000 (2016 – $nil) of consulting expenses from a Corporation controlled by a Director of the Company. The consulting services provided by the Company controlled by this director concluded effective September 30, 2017.

On December 28, 2017, the Corporation restructured its US environmental division. In this restructuring, the Corporation’s wholly-owned subsidiary, AEG Canada, entered into a share purchase agreement with Arete Property Holdings LLC  (“Arete”) for the purchase by Arete of all of the issued shares of AEG US and its wholly-owned subsidiary, AFCG, for nominal consideration. Arete is wholly-owned by Mr. James Harrington, President of AEG. As a result of this transaction, a new Colorado affiliate of AEG Canada, AWE, is continuing the current and future environmental work in the United States. On disposal the Corporation realized a loss of $250,000. The Corporation also crystalized a $1,000,000 foreign exchange gain as the result of the settlement on intercompany loans.